1996-C

Exhibit 99.3

MONTHLY STATEMENT TO CERTIFICATEHOLDERS

SERIES 1996-C

CC MASTER CREDIT CARD TRUST II

(Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:	$2,567,455,562.28
Beginning of the Month Finance Charge Receivables:	$122,708,870.62
Beginning of the Month Discounted Receivables:	$0.00
Beginning of the Month Total Receivables:	$2,690,164,432.90

Removed Principal Receivables:	$0.00
Removed Finance Charge Receivables:	$0.00
Removed Total Receivables:	$0.00

Additional Principal Receivables:	$0.00
Additional Finance Charge Receivables:	$0.00
Additional Total Receivables:	$0.00

Discounted Receivables Generated this Period:	$0.00

End of the Month Principal Receivables:	$2,525,723,722.76
End of the Month Finance Charge Receivables:	$122,190,632.10
End of the Month Discounted Receivables:	$0.00
End of the Month Total Receivables:	$2,647,914,354.86

Special Funding Account Balance	$0.00
Aggregate Adjusted Invested Amount (all Master Trust II Series)	$607,500,000.00
End of the Month Transferor Amount	$1,918,223,722.76
End of the Month Transferor Percentage	75.95%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:

30-59 Days Delinquent	$61,466,194.24
60-89 Days Delinquent	$44,692,792.10
90+ Days Delinquent	$90,568,745.96

Total 30+ Days Delinquent	$196,727,732.30
Delinquent Percentage	7.43%

Defaulted Accounts During the Month	$18,242,133.44
Annualized Default Percentage	8.53%

Feb-2003	1996-C	Page 2

Principal Collections	$263,015,348.08
Principal Payment Rate	10.24%

Total Payment Rate	11.02%

INVESTED AMOUNTS
Class A Initial Invested Amount	$184,500,000.00
Class B Initial Invested Amount	$19,125,000.00
Class C Initial Invested Amount	$21,375,000.00

INITIAL INVESTED AMOUNT	$225,000,000.00

Class A Invested Amount	$246,000,000.00
Class B Invested Amount	$25,500,000.00
Class C Invested Amount	$28,500,000.00

INVESTED AMOUNT	$300,000,000.00

Class A Adjusted Invested Amount	$246,000,000.00
Class B Adjusted Invested Amount	$25,500,000.00
Class C Adjusted Invested Amount	$28,500,000.00

ADJUSTED INVESTED AMOUNT	$300,000,000.00

PREFUNDED AMOUNT	$0.00

FLOATING ALLOCATION PERCENTAGE	11.68%

PRINCIPAL ALLOCATION PERCENTAGE	11.68%

Class A Principal Allocation Percentage	82.00%
Class B Principal Allocation Percentage	8.50%
Class C Principal Allocation Percentage	9.50%

COLLECTIONS OF PRINCIPAL RECEIVABLES DURING THE MONTHLY PERIOD ALLOCATED TO SERIES 1996-C	$30,732,607.64

COLLECTIONS OF FINANCE CHARGE RECEIVABLES DURING THE MONTHLY PERIOD ALLOCATED TO SERIES 1996-C	$3,863,932.07

MONTHLY SERVICING FEE	$375,000.00

INVESTOR DEFAULT AMOUNT	$2,131,542.25

Feb-2003	1996-C	Page 3

CLASS A AVAILABLE FUNDS

CLASS A FLOATING ALLOCATION PERCENTAGE	82.00%

Class A Finance Charge Collections	$3,475,924.30
Other Amounts	$0.00

TOTAL CLASS A AVAILABLE FUNDS	$3,475,924.30

Class A Monthly Interest	$273,060.00
Class A Servicing Fee	$307,500.00
Class A Investor Default Amount	$1,747,864.64

TOTAL CLASS A EXCESS SPREAD	$1,147,499.66

CLASS A REQUIRED AMOUNT	$0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING ALLOCATION PERCENTAGE	8.50%

Class B Finance Charge Collections	$360,309.23
Other Amounts	$0.00

TOTAL CLASS B AVAILABLE FUNDS	$360,309.23

Class B Monthly Interest	$32,799.38
Class B Servicing Fee	$31,875.00

TOTAL CLASS B EXCESS SPREAD	$295,634.84

CLASS B INVESTOR DEFAULT AMOUNT	$181,181.09

CLASS B REQUIRED AMOUNT	$181,181.09

CLASS C FLOATING ALLOCATION PERCENTAGE	9.50%

CLASS C MONTHLY SERVICING FEE	$35,625.00

Feb-2003	1996-C	Page 4

EXCESS SPREAD

TOTAL EXCESS SPREAD	$1,810,208.04

Excess Spread Applied to Class A Required Amount	$0.00

Excess Spread Applied to Class A Investor Charge Offs	$0.00

Excess Spread Applied to Class B Required Amount	$181,181.09

Excess Spread Applied to Reductions of Class B Invested Amount	$0.00

Excess Spread Applied to Class C Required Amount	$251,445.26

Excess Spread Applied to Reductions of Class C Invested Amount	$0.00

Excess Spread Applied to Monthly Cash Collateral Fee	$62,500.00

Excess Spread Applied to Cash Collateral Account	$0.00

Excess Spread Applied to Spread Account	$0.00

Excess Spread Applied to Reserve Account	$0.00

Excess Spread Applied to other amounts owed to Cash Collateral Depositor	$0.00

Excess Spread Applied to other amounts owed to Spread Account Residual Interest Holders	$0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR GROUP I	$1,315,081.69

Feb-2003	1996-C	Page 5

EXCESS FINANCE CHARGE COLLECTIONS — GROUP I

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES IN GROUP I	$3,265,545.60

SERIES 1996-C EXCESS FINANCE CHARGE COLLECTIONS

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO SERIES 1996-C	$0.00

Excess Finance Charge Collections applied to Class A Required Amount	$0.00

Excess Finance Charge Collections applied to Class A Investor Charge Offs	$0.00

Excess Finance Charge Collections applied to Class B Required Amount	$0.00

Excess Finance Charge Collections applied to Reductions of Class B Invested Amount	$0.00

Excess Finance Charge Collections applied to Class C Required Amount	$0.00

Excess Finance Charge Collections applied to Reductions of Class C Invested Amount	$0.00

Excess Finance Charge Collections applied to Monthly Cash Collateral Fee	$0.00

Excess Finance Charge Collections applied to other amounts owed Cash Collateral Depositor	$0.00

Excess Finance Charge Collections applied to other amounts owed to Spread Account Residual Interest Holders	$0.00

YIELD AND BASE RATE

Base Rate (Current Month)	3.58%
Base Rate (Prior Month)	3.61%
Base Rate (Two Months Ago)	3.66%

THREE MONTH AVERAGE BASE RATE	3.61%

Portfolio Yield (Current Month)	8.43%
Portfolio Yield (Prior Month)	10.42%
Portfolio Yield (Two Months Ago)	11.37%

THREE MONTH AVERAGE PORTFOLIO YIELD	10.07%

Feb-2003	1996-C	Page 6

PRINCIPAL COLLECTIONS

TOTAL PRINCIPAL COLLECTIONS	$30,732,607.64

INVESTOR DEFAULT AMOUNT	$2,131,542.25

REALLOCATED PRINCIPAL COLLECTIONS	$0.00
Allocable to Class C Interests	$0.00
Allocable to Class B Certificates	$0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER SERIES	$0.00

CLASS A SCHEDULED ACCUMULATION ––
Controlled Accumulation Amount	$0.00
Deficit Controlled Accumulation Amount	$0.00
CONTROLLED DEPOSIT AMOUNT	$0.00

CLASS B SCHEDULED ACCUMULATION ––
Controlled Accumulation Amount	$0.00
Deficit Controlled Accumulation Amount	$0.00
CONTROLLED DEPOSIT AMOUNT	$0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL SHARING	$32,864,149.89

INVESTOR CHARGE OFFS

CLASS A INVESTOR CHARGE OFFS	$0.00
CLASS B INVESTOR CHARGE OFFS	$0.00
CLASS C INVESTOR CHARGE OFFS	$0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED	$0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED	$0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED	$0.00

CASH COLLATERAL ACCOUNT

Required Cash Collateral Amount	$9,000,000.00
Available Cash Collateral Amount	$9,000,000.00

TOTAL DRAW AMOUNT	$0.00
CASH COLLATERAL ACCOUNT SURPLUS	$0.00

Bank One, Delaware, National Association (Formerly First USA Bank, National Association) as Servicer

By:	/s/ MICHAEL J. GRUBB
Michael J. Grubb
First Vice President